UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2016

OncBioMune Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

11441 Industriplex Blvd, Suite 190. Baton Rouge, LA	70809
(Address of principal executive offices)	(Zip Code)

(225) 227-2384

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Between December 1, 2015 and December 14, 2015, OncBioMune Pharmaceuticals, Inc. (the “Company”) issued an aggregate of 2,577,833 unregistered shares of its common stock to 42 accredited investors in consideration for the Company’s receipt of an aggregate of $773,350, as follows:

●	On December 1, 2015, the Company issued 50,000 unregistered shares of its common stock to an accredited investor in consideration for the Company’s receipt of $15,000.

●	On December 7, 2015, the Company issued 40,000 unregistered shares of its common stock to an accredited investor in consideration for the Company’s receipt of $15,000.

●	On December 8, 2015, the Company issued an aggregate of 411,667 unregistered shares of its common stock to eight accredited investors in consideration for the Company’s receipt of an aggregate of $123,500.

●	On December 9, 2015, the Company issued an aggregate of 419,833 unregistered shares of its common stock to 22 accredited investors in consideration for the Company’s receipt of an aggregate of $125,950.

●	On December 10, 2015, the Company issued an aggregate of 288,000 unregistered shares of its common stock to six accredited investors in consideration for the Company’s receipt of an aggregate of $86,400.

●	On December 14, 2015, the Company issued an aggregate of 1,368,333 unregistered shares of its common stock to four accredited investors in consideration for the Company’s receipt of an aggregate of $410,500.

As a result of the above issuances, as of January 5, 2016, 57,080,463 of the Company’s common stock were issued and outstanding. The issuance of the 2,577,833 shares referenced above represents, in the aggregate, a 4.7% increase in the number of the Company’s outstanding shares since November 16, 2015, the last date on which the number of the Company’s outstanding shares was publicly reported.

The shares referenced above were issued in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each purchaser was an accredited investor, each investor had access to information about the Company and his or her investment, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCBIOMUNE PHARMACEUTICALS, INC.

Dated: January 5, 2016	By:	/s/ Jonathan F. Head, PhD
Jonathan F. Head, PhD
Chief Executive Officer